Derivative financial instrument liabilities (Tables)	3 Months Ended
Nov. 30, 2024
Derivative Financial Instrument Liabilities
Schedule of derivative financial instrument liabilities

	November 30, 2024	August 31, 2024
Derivative warrant liabilities	$1,454	$2,273
Total derivative financial instrument liabilities	$1,454	$2,273

Schedule of derivative warrant liabilities

Amount
As at August 31, 2024	$2,273
Change in fair value	(819)
As at November 30, 2024	$1,454

Schedule of assumptions fair value of derivative warrant liabilities

	November 30, 2024	August 31, 2024
Share price	$0.36	$0.39
Risk-free interest rate	4.08% - 4.22%	3.82% - 4.13%
Dividend yield	0%	0%
Expected volatility	43% - 45%	47% - 49%
Remaining term (in years)	1.2 – 2.2	1.5 – 2.4

Schedule of net loss and net assets

	November 30, 2024
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(493)	$443